UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 16, 2016

_________________________________

HATTERAS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

__________________________________

Maryland	001-34030	26-1141886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 West Fourth Street
Suite 400
Winston Salem, North Carolina 27101

(Address of principal executive offices)

Registrant's telephone number, including area code:   (336) 760-9331

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 16, 2016, Hatteras Financial Corp. (the “Company”) issued a press release announcing its financial position as of December 31, 2015, and its results of operations for the three and twelve months ended December 31, 2015, and other related information. A copy of such press release is furnished as Exhibit 99.1 to this report.

As previously announced and as further detailed in the press release furnished with this report, the Company will conduct a conference call at 10:00 a.m. eastern time on Wednesday, February 17, 2016, to discuss its financial results for the quarter ended December 31, 2015.

The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

99.1

Press release, dated February 16, 2016, issued by Hatteras Financial Corp., providing its financial position as of December 31, 2015, and its results of operations for the three and twelve months ended December 31, 2015.

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

Dated: February 16, 2016	BY:	/s/	KENNETH A. STEELE
Kenneth A. Steele
Chief Financial Officer, Treasurer and
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press release, dated February 16, 2016, issued by Hatteras Financial Corp., providing its financial position as of December 31, 2015, and its results of operations for the three and twelve months ended December 31, 2015.